SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

June 16, 2005 (June 14, 2005)
Date of Report (Date of earliest event reported)

SPECTRUM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	000-28782 (Commission File Number)	93-0979187 (IRS Employer Identification Number)

157 Technology Drive Irvine, California (Address of principal executive offices)		92618 (Zip Code)

(949) 788-6700
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On June 14, 2005, Spectrum Pharmaceuticals, Inc. (“Spectrum”) announced that it had received approval from the Office of Generic Drugs of the US Food and Drug Administration (“FDA”) for the Abbreviated New Drug Application (“ANDA”) for carboplatin injection in 50 mg, 150 mg and 450 mg multi-dose vials. Carboplatin is a platinum-based, anti-cancer drug used in the treatment of patients with a wide variety of tumor types. The branded product, Paraplatin®, is marketed by Bristol-Myers Squibb. Attached to this Current Report on Form 8-K is the press releases issued by Spectrum announcing the approval of the ANDA for carboplatin.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

Exhibits:	Description of Document
99.1	Press Release dated June 14, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2005

SPECTRUM PHARMACEUTICALS, INC.
By:	/s/ Shyam Kumaria
	Name:	Shyam Kumaria

EXHIBIT INDEX

Exhibits:	Description of Document
99.1	Press Release dated June 14, 2005